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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) April 14, 2005

                           Blue River Bancshares, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

          0-24501                                      35-2016637
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   (Commission File Number)                (IRS Employer Identification No.)


29 East Washington Street, Shelbyville, Indiana                     46176
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   (Address of Principal Executive Offices)                       (Zip Code)

                                 (317) 398-9721
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 20, 2005 Blue River Bancshares, Inc. (the "Registrant") issued a press release with respect to earnings for the quarter ended March 31, 2005. The full text of the press release is set forth in Exhibit 99.1 hereto.

The information in Item 2.02 of this Current Report on Form 8-K, including the exhibit attached hereto, is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

(a) As previously reported in the annual report on Form 10-KSB the Registrant, based upon an evaluation of information provided by Crowe Chizek and Company LLC ("Crowe Chizek"), the Company's independent registered public accounting firm, the Registrant is aware that a material weakness previously existed with respect to its controls over accounting for FASB 91 cost deferrals on home equity loans.

On April 14, 2005, the Chief Accounting Officer of the Registrant concluded that, due to the previously identified problems relating to accounting for FASB 91 costs deferrals, the Registrant's interim financial statements the first three quarters for the fiscal year ended December 31, 2004, should no longer be relied upon.

The Chief Accounting Officer of the Registrant has discussed these matters with Crowe Chizek and Crowe Chizek indicated, on April 14, 2005, that it agrees with the Registrant's conclusion.

The Registrant has determined that the reported earnings in 2004 will be reduced by $41,000 for the first quarter, $55,000 for the second quarter, $52,000 for the third quarter and $30,000 for the fourth quarter, as a result of the accounting error. The Registrant intends to also provide such information in its quarterly report for the first quarter of 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

         99.1     Press Release dated April 20, 2005



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BLUE RIVER BANCSHARES, INC.
                                           (Registrant)


Date: April 20, 2005                   By: /s/ Russell Breeden, III
                                           -------------------------------------
                                           Russell Breeden, III, Chairman
                                           and Chief Executive Officer


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                                INDEX TO EXHIBITS


       Exhibit No.                    Description
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
          99.1                        Press Release dated April 20, 2005
